SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.  20549


                               FORM 8-K

                       CURRENT REPORT PURSUANT
                    TO SECTION 13 OR 15(D) OF THE
                   SECURITIES EXCHANGE ACT OF 1934

           DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                          SEPTEMBER 9, 2003


                        POWER MARKETING, INC.
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               DELAWARE
            (STATE OR OTHER JURISDICTION OF INCORPORATION)


       33-83125                                             13-3851304
(COMMISSION FILE NUMBER)             (IRS EMPLOYER IDENTIFICATION NO.)


     46 WATER STREET
     SOUTH GLASTONBURY, CONNECTICUT                           06073
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)

                            (860) 633-8812
         (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                  311 SOUTH STATE STREET, SUITE 460
                      SALT LAKE CITY, UTAH 84111
               (FORMER NAME AND ADDRESS OF REGISTRANT)

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

     On September 9, 2003, certain persons purchased 875,000 shares of the registrant's outstanding common stock from Elvena, Inc., an entity wholly-owned by Mr. Lynn Dixon of Salt Lake City, Utah. These shares represent 70% of the registrant's issued and outstanding common stock.

     In connection with the foregoing, Mr. Lynn Dixon resigned as the sole officer/director of the registrant and Mr. John Furlong was appointed as the sole director, president and Secretary-Treasurer of the registrant.

     The registrant intends to actively pursue negotiations regarding a potential acquisition in the gaming industry.

     The persons who purchased the 875,000 shares are as follows:

     NAME                          NUMBER OF SHARES

     Harpoon Investments, LLC                250,000

     White House Partners                    250,000

     Alta Investments LLC                    250,000

     Lynden Capital Management LLC           125,000


                              SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   POWER MARKETING, INC.



                                   BY:   /s/ John Furlong
                                        John Furlong, President
                                        and Director


Date:  September 9, 2003.


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